EMPLOYMENT AGREEMENT
                              --------------------


         THIS EMPLOYMENT AGREEMENT (this "Agreement"), dated as of January  27,
                                                                   ------------
1997 and made  effective  as of  January  1,  1997,  by and among  BRIDGEHAMPTON
----
NATIONAL BANK (the "Bank"), BRIDGE BANCORP, INC. (the "Company") (the Bank and the Company, collectively, the "Employers") and Thomas J. Tobin (the "Employee").

         WHEREAS, the respective Boards of Directors of the Employers (the "Boards") have approved and authorized the entry into this Agreement with the Employee;

         WHEREAS, the Employee is currently serving as the President and Chief Executive Officer of the Employers under an Employment Agreement dated as of April 1, 1992 (the "Prior Agreement");

         WHEREAS, the parties desire to enter into this Agreement to set forth the terms and conditions for the employment relationships of the Employee with the Employers and to replace and supersede the Prior Agreement.

         NOW, THEREFORE, it is AGREED as follows:

     1.  EMPLOYMENT.  The  Employee  is  employed  as the  President  and  Chief
         -----------
Executive Officer of the Employers from the date hereof through the term of this Agreement. As an executive of the Employers, the Employee shall render executive, policy, and other management services to the Employers of the type customarily performed by persons serving in similar executive officer capacities. As Chief Executive Officer, the Employee shall be responsible for implementing the policies of the Boards and shall report to the Boards, except as otherwise determined by the Boards. All other officers of the Employers shall report directly to the Employee, except as the Employee or the Boards shall otherwise determine, and except that the internal auditor shall report directly to the Boards. The Employee shall also perform such duties as the Boards may from time to time reasonably direct and the Boards may modify the titles and duties of the Employer, in their discretion, provided that such titles and duties shall be reasonably commensurate with the education and experience of the Employee, taking into consideration any changes in the size of the Employers or the nature of their business or assets after the date hereof. During the term of this Agreement, the Employee shall not be required to relocate anywhere outside the area comprised of the Towns of Southampton, East Hampton, Shelter Island, Southold and Riverhead, New York in order to perform the services hereunder.

     2. SALARY AND BONUSES.
        -------------------

     (a) The Employers agree to pay the Employee during the term of this Agreement a base salary at an annual rate equal to $182,500.00, with the salary
                                                   -----------
to be reviewed no less frequently than annually during the term of this Agreement and adjusted as determined by the Boards. In determining salary adjustments, the Boards may consider changes in the cost of living as well as the performance of the Employers and the Employee's individual performance and achievements.

     (b) In additition to his base salary under this Section 2, the Employee shall be eligible to receive such discretionary bonuses as may be authorized, declared and paid by the Boards. No other compensation provided for in this Agreement shall be deemed a substitute for such bonuses when and as declared by the Boards.

     (c) The salary under this Section 2 shall be payable by the Bank to the Employee in accordance with the Bank's usual payroll practices for executive employees. The Company agrees to reimburse the Bank for a portion of the compensation paid to the Employee hereunder, which portion shall represent an appropriate allocation for the services rendered to the Company hereunder.

     (d) The Employee shall be entitled to receive fees in addition to his compensation hereunder for serving as a director of the Company, the Bank, or any subsidiary, or for serving as a member of any committee of the Board of Directors of the Company, the Bank, or any subsidiary.

     3. PARTICIPATION IN RETIREMENT AND EMPLOYEE BENEFIT PLANS; FRINGE BENEFITS;
        ------------------------------------------------------------------------
INSURANCE BENEFITS.
-------------------

     (a) The Employee shall be entitled to participate in any plan of the Employers or either of them relating to stock options, stock purchases, pension, thrift, profit sharing, employee stock ownership, group life insurance, medical coverage, disability insurance, education, or other retirement or employee benefits that the Bank or the Company has adopted or may adopt, on a basis no less favorable to the Employee than that applicable to other executive employees. The Employee shall also be entitled to participate in any other fringe benefits that are now or may be or become applicable to the Company's or the Bank's executive employees, including the payment of reasonable expenses for attending annual and periodic meetings of trade associations, the provision of an automobile primarily for business use and any other benefits that are commensurate with the duties and responsibilities to be performed by the Employee under this Agreement. Participation in these plans and fringe benefits (other than pursuant to a salary reduction agreement executed by the Employee) shall not reduce the salary and any bonus payable to the Employee under Section 2 hereof.

     (b) In addition to the benefits enumerated above, during the term of this Agreement the Employee shall be entitled to the benefits of a special disability income policy (Guardian Policy No. G718042) and a supplemental retirement income plan with a preretirement death benefit (Guardian Policy No. 3505768) purchased by and at the expense of the Company or the Bank (collectively the "Policies"). The Employee shall be the owner of the Policies and shall be entitled to designate the beneficiary or beneficiaries of the Policies. All costs and expenses of the Employers in connection with the Policies in excess of those that are excludable from the Employee's income under applicable law shall be reported as compensation income to the Employee and the Employee shall be responsible for the payment of any and all taxes related to such amounts.

     4. TERM. The initial term of employment under this Agreement shall be for a
        -----
period commencing on the date hereof and ending on December 31, 2001 The Employers may renew this

Agreement by written notice to the Employee for one additional year on January 1, 1998 and each subsequent January 1 during the term of this Agreement, unless the Employee gives contrary written notice to the other parties hereto before such renewal date. If at any time during the term of this Agreement, there is a "Change in Control" (as defined in Section 8(b) hereof), the provisions of Sections 7 and 8 hereof shall continue to apply for two years from the date of such Change in Control regardless of whether the term of this Agreement is subsequently renewed under this Section 4. The initial term and all such renewed terms are collectively referred to herein as the "term of this Agreement."

     5. STANDARDS. The Employee shall perform the Employee's duties and
        ----------
responsibilities under this Agreement in accordance with such reasonable standards as may be established from time to time by the Boards. The reasonableness of such standards shall be measured against standards for executive performance generally prevailing in the commercial banking industry.

     6. VOLUNTARY ABSENCES; VACATIONS. The Employee shall be entitled, without
        ------------------------------
without loss of pay, to be absent voluntarily for reasonable periods of time from the performance of the duties and responsibilities under this Agreement. All such voluntary absences shall count as paid vacation time, unless the Boards otherwise approve. The Employee shall be entitled to an annual paid vacation of four weeks per year or such longer period as the Boards may approve. The timing of paid vacations shall be scheduled in a reasonable manner by the Employee. The Employee shall not be entitled (i) to receive any additional compensation from the Bank on account of failure to take a paid vacation or (ii) to accumulate unused paid vacation time from one calendar year to the next.

     7.  TERMINATION OF EMPLOYMENT.
         --------------------------

     (a) (i) The Boards may terminate the Employee's employment at any time, but any termination other than termination for "Cause" shall not prejudice the Employee's right to compensation or other benefits under this Agreement. The Employee shall have no right to receive compensation or other benefits for any period after termination for Cause. "Cause" shall mean the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform material stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, the violation of which has a material adverse effect on the Employers or either of them, or material breach of any provision of this Agreement. In determining incompetence, the acts or omissions shall be measured against standards generally prevailing in the commercial banking industry; provided, it shall be the burden of the Employers to prove the alleged acts and omissions and the prevailing nature of the standards the Employers shall have alleged are violated by such acts and/or omissions.

     (ii) For purposes of this Agreement, a termination of employment by the Employee for "Good Reason" shall be treated as an involuntary termination of the Employee's employment by the Employers without Cause. "Good Reason" shall mean:
(A) a material  breach by the  Employers or either of them of this  Agreement or
(B) a reduction, without the prior written consent of the Employee, in his base salary under Section 2 hereof or benefits provided to him under Section 3 hereof (or both).

     (iii) The parties acknowledge and agree that damages that will result to Employee for termination without Cause shall be extremely difficult or impossible to establish or prove, and agree that, subject to Section 8(c) below, unless the termination is for Cause, the Bank shall be obligated, following such termination, to continue to pay to the Employee as liquidated damages the Employee's then current base salary under Section 2 of this Agreement for a period equal to the remaining term of this Agreement, payable not less frequently than monthly over such remaining term. The Employee agrees that, except for such other payments and benefits to which the Employee may be entitled as expressly provided by the terms of this Agreement or an employee benefit plan or arrangement covering him, such liquidated damages shall be in lieu of all other claims that the Employee may make by reason of such termination. The liquidated damages amount shall not be reduced by any compensation that the Employee may receive for other employment with another employer after termination of his employment with the Employers.

     (iv)  In  addition  to the  liquidated  damages  that  are  payable  to the
Employee, the following shall apply in the event of any termination without Cause or in the event of any termination subject to Section 8(a)(i) hereof: (1) the Employee shall continue to participate in, and accrue benefits under, all retirement, pension, profit-sharing, employee stock ownership, and other deferred compensation plans of the Company or the Bank for the remaining term of this Agreement (or following a "Change in Control" as defined below, if longer, three years) as if the termination of employment of the Employee had not occurred (with the Employee being deemed to receive annually for the purposes of such plans the Employee's salary under Section 2 hereof as of the date of termination or, if applicable, Change in Control, whichever is greater), except to the extent that such continued participation and accrual is expressly prohibited by law, or to the extent such plan constitutes a "qualified plan" under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), in which case the Employers shall provide substantially equivalent benefits to the Employee under a nonqualified plan; (2) the Employee shall be entitled to continue to receive all other employee benefits referred to in Section 3 hereof for the remaining term of this Agreement (or following a "Change in Control," if longer, three years) as if the termination of employment had not occurred; and
(3) all insurance or other provisions for indemnification, defense or hold-harmless of officers or directors of the Company or the Bank that are in effect on the date the notice of termination is sent to the Employee shall continue for the benefit of the Employee with respect to all of his acts and omissions while an officer or director as fully and completely as if such termination had not occurred, and until the final expiration or running of all periods of limitation against action that may be applicable to such acts or omissions; provided, however, that the Employers shall not be required to provide the benefits described in clause (1) or (2) of this Section 7(a)(iv) to the extent that the Employee has the right to receive substantially identical benefits by reason of his employment by another employer following the termination of his employment hereunder.

     (b) The Employee shall have no right to terminate his employment under this Agreement before the end of the term of this Agreement, unless (i) such termination is approved in writing by the Boards or (ii) such termination is for Good Reason (as defined above). It shall be the Employee's burden to prove the alleged acts that constitute a material breach by the Employers of their obligations under this Agreement.

     (c) In the event the employment of the Employee is terminated by the Employers without Cause under Section 7(a) hereof or the Employee's employment is terminated in accordance with Section 8(a)(ii) hereof and the Bank fails to make timely payment of any amount then payable to or for the benefit of the Employee under this Agreement and such failure continues for more than 30 days, the Employee shall be entitled to reimbursement for all reasonable costs, including attorneys' fees, incurred by the Employee in taking action to collect such amounts or otherwise to enforce this Agreement, plus interest on such amounts at the prime rate (defined as the base rate on corporate loans at large U.S. money center commercial banks as published by The Wall Street Journal), compounded monthly, for the period from the date the payment is due until the payment is made. Such reimbursement and interest shall be in addition to all rights that the Employee is otherwise entitled to under this Agreement.

     (d) In the event of the Employee's death during the term of this Agreement, his estate shall be entitled to receive his accrued salary and bonus through the date of his death. This Agreement shall thereupon terminate, except that any vested rights of the Employee shall then be exercised by his estate.

     (e) In the event that during the term of this Agreement the Employee is unable to perform his duties hereunder because he is disabled within the meaning of any policy of disability insurance maintained or provided by the Employers under which he is entitled to benefits or, if there is no such policy, within the meaning of Section 22(e) of the Code (a "Disability"), the Employee shall be entitled to continue to receive (i) his base salary then in effect under Section 2 hereof, reduced by any benefits payable to the Employee under any such policy of disability insurance, and (ii) his benefits then in effect under Section 3 hereof, for a period of one year following the occurrence of the Disability (or until he ceases to be disabled, if earlier), and this Agreement shall terminate following such one-year period (unless the Employee shall have returned to employment hereunder before that date).

     (f) Notwithstanding any other provision in this Agreement, (i) the Employers may terminate or suspend this Agreement and the employment of the Employee hereunder, as if such termination were for Cause under Section 7(a)(i) hereof and for Willful Misconduct under Section 8(a)(ii) hereof, to the extent required by the laws of the State of New York related to banking, by applicable federal law relating to deposit insurance or bank holding companies or by regulations or orders issued by the Banking Commissioner of the State of New York, the Federal Deposit Insurance Corporation or the Board of Governors of the Federal Reserve System and (ii) no payment shall be required to be made to the Employee under this Agreement to the extent such payment is prohibited by applicable law, regulation or order issued by a banking agency or a court of competent jurisdiction; provided, that it shall be the Employers' burden to prove that any such action was so required.

     8. CHANGE IN CONTROL.
        ------------------

     (a) (i) If during the term of this Agreement there is a Change in Control (as defined below) and the Employee's employment by the Employers is terminated in accordance with Section 8(a)(ii), the Employee shall be entitled to receive as a severance payment for services previously rendered to the Employers a lump sum cash payment equal to 2.99 times the sum of the

Employee's base salary in effect under Section 2 hereof as of date of the Change in Control or the date of termination, whichever is greater, plus the amount of bonuses paid to the Employee during the 12 months preceding the Change in Control (subject to Sections 7(f) above and 8(c) below). Payment under this
Section 8(a)(i) shall be in lieu of any amount owed to the Employee as liquidated damages for termination without Cause under Section 7 hereof.
However, payment under this Section 8(a) shall not be reduced by any compensation that the Employee may receive from other employment with another employer after termination of the Employee's employment. In addition, Sections 7(a)(iv) and 7(c) shall apply in the case of any termination of employment within the scope of this Section 8(a). Payment to the Employee of severance under this Section 8(a) shall be made on or before the Employee's last day of employment with the Employers.

     (ii) For purposes of this Agreement, the Employee's employment by the Employers shall be considered terminated "in accordance with Section 8(a)(ii)" if a Change in Control shall occur, and in connection with such Change in Control or within two years thereafter either (x) the Employee's employment with the Employers shall be terminated as a result of an Actual Termination (as defined below), or (y) the Employee's employment with the Employers shall terminate after an event that would constitute Good Reason (as defined above); and the following terms shall have the meanings set out below:


          (A)  "Actual   Termination"  means  involuntary   termination  of  the
     Employee's employment with the Employers for any reason other than Willful Misconduct, Disability, death or Retirement.

          (B) "Willful Misconduct" means (I) the continued willful failure by the Employee to substantially perform his duties with the Employers or either of them (other than any such failure resulting from the Employee's incapacity due to physical or mental illness) after a written demand for substantial performance is delivered to the Employee by the Boards (or either of the Boards) that specifically identifies the manner in which the Employee has not substantially performed his duties and after a reasonable time period has run to allow the Employee to perform, (II) willful conduct that is a material violation of the Bank's written ethics policy or applicable law and that is materially injurious to the Employers or either of them, (III) other willful and wrongful conduct by the Employee that causes substantial and material injury to the business and operations of the Employers or either of them, the continuation of which, in the reasonable judgment of the Boards (or either of the Boards), will continue to substantially and materially injure the business and operations of the Employers (or either of them) in the future, or (IV) conviction of the Employee of a felony involving moral turpitude; provided, that an act or failure to act shall not be considered "willful" unless done, or omitted to be done, in bad faith and without reasonable belief that the Employee's action or omission was in the best interests of the Employers;



          (C) "Retirement" means termination of the Employee based on the Employee's having reached the earlier of age 65 or the normal retirement age as defined under Bank's employee's pension plan, if permissible under applicable law.

          (D) "Date of Termination" means the date specified in the notice of termination.


     (b) For purposes of this Agreement, a "Change in Control" shall be deemed to have taken place if: (i) any person becomes the beneficial owner of more than 50 percent of the total number of voting shares of the Company; (ii) any person (other than the persons named as proxies solicited on behalf of the Board of Directors of the Company) holds revocable or irrevocable proxies as to the election or removal of members of the board of directors of the Company, for more than 50 percent of the total number of voting shares of the Company; (iii) any person (other than a person controlled directly or indirectly by the Company) becomes the beneficial owner of more than 50 percent of the total number of voting shares of the Bank; (iv) any person has received all required approvals of applicable regulatory authorities to acquire control of the Company or the Bank; or (v) as the result of, or in connection with, any cash tender or exchange offer, merger, or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who were directors of the Company immediately before such transaction shall cease to constitute at least one-half of the members of the Board of Directors of the Company or any successor corporation. For purposes of this
Section 8(b), a "person" includes an individual, corporation, partnership, trust, association, joint venture, pool, syndicate, unincorporated organization, joint-stock company or similar organization or group acting in concert. A person for these purposes shall be deemed to be a beneficial owner as that term is used in Rule 13d-3 under the Securities Exchange Act of 1934.


     (c) Notwithstanding any other provisions of this Agreement or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Employee with the Company, the Bank or any other entity controlled by the Company, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this Section 8(c) (the "Other Agreements"), and notwithstanding any formal or informal plan or other arrangement heretofore or hereafter adopted by the Company or the Bank for the direct or indirect provision of compensation to the Employee (including groups or classes of participants or beneficiaries of which the Employee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Employee (a "Benefit Plan"), the Employee shall not have any right to receive any payment or other benefit under this Agreement, any Other Agreement, or any Benefit Plan if such payment or benefit, taking into account all other payments or benefits to or for the Employee under this Agreement, all Other Agreements, and all Benefit Plans, would cause any payment to the Employee under this Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code (a "Parachute Payment"). In the event that the receipt of any such payment or benefit under this Agreement, any Other Agreement, or any Benefit Plan would cause the Employee to be considered to have received a Parachute Payment under this Agreement, then the Employee shall have the right, in the Employee's sole discretion, to designate those payments or benefits under this Agreement, any Other Agreements, and/or any Benefit Plans, that should be reduced or eliminated so as to avoid having the payment to the Employee under this Agreement be deemed to be a Parachute Payment.

     9.  NONCOMPETITION, CONFIDENTIALITY AND NONINTERFERENCE WITH CUSTOMERS AND
         ----------------------------------------------------------------------
EMPLOYEES.
----------

     (a) In the event that the Employee terminates his employment under this Agreement before the end of the term of this Agreement, unless (i) such termination is approved in writing by the Boards or (ii) such termination is for Good Reason (as defined above), or in the event the Employers terminate the Employee's employment for Cause (or, in the event of a Change of Control, for Willful Misconduct), the Employee shall not become an employee of, or otherwise provide personal services to, any "Significant Competitor" of the Employers (or either of them) for a period of two years after such termination. "Significant Competitor" shall mean any commercial bank, savings bank, savings and loan association, mortgage banking company or other financial institution, or a holding company affiliate of any of the foregoing, that at the date of its employment of the Employee has an office in Southampton, East Hampton, Shelter Island, Southold or Riverhead, New York. If any court or other tribunal having jurisdiction to determine the validity or enforceability of this paragraph determines that, strictly applied, it would be invalid or unenforceable, the definition of Significant Competitor and the time provisions used shall be deemed modified to the extent necessary (but only to that extent) so that the restrictions, as modified, will be valid and enforceable.

     (b) Except as authorized or directed by the Employers, the Employee shall not at any time during or subsequent to employment with the Employers, directly or indirectly, publish or disclose to any person or entity any confidential information of the Employers or confidential information of others that has come into the Employers' possession or the Employee's possession in the course of employment with the Employers, and the Employee will not use such information for the Employee's personal gain or make it available for others to use. All information, whether written or not, regarding the business and finances of the Employers, or their customers and contractors, including, without limitation, information relating to existing and contemplated products, services, software, systems, methods, business procedures, construction, operational and marketing plans and programs, prices, costs and revenues, prospective and existing contracts, prospective and existing customers or other business arrangements and any additional information acquired only because of employment with the Employers, shall be presumed to be confidential, except to the extent the same shall have been lawfully and without breach of obligation made available to the general public without restriction. All papers and records of every kind, including all memoranda, notes, lists, plans, reports, data (written or recorded) and documents, whether originals or copies and whether prepared by the Employee or by others, relating to the business and finances of the Employers or their customers or contractors, shall be the sole and exclusive property of the Employers. The Employee will return to the Employers all of the above materials upon termination of employment and will not at any time give or disclose such materials to any unauthorized person or entity.

     (c) The Employee acknowledges and agrees that, because relationships with customers and prospective customers are expected to constitute a large portion of the goodwill of the Bank's business, it is of great importance to the Employers that the Employee not solicit the Bank's customers and prospective customers (other than on behalf of the Bank) during the period of employment, and that the Employee not solicit such customers and prospective customers during a two-year period after termination of the Employee's employment, with respect to business or contracts for any products or services of the type provided, developed or under development by the Bank during the Employee's employment by the Bank, so that another employee of the Bank will have an opportunity to develop relationships with such clients and prospective clients. The Employee agrees that, while the Employee is employed by the Bank and for a period of two years commencing on the date of termination of the Employee's employment with the Bank (the "Termination Date"), the Employee shall not, within the area referred to in
Section 9(a) above, and in any other town in which the Employee performed material services for the Bank, directly or indirectly solicit (other than on behalf of the Bank) business or contracts for any products or services of the type provided, developed or under development by the Bank during the Employee's employment by the Bank, from or with (i) any person or entity that was a customer of the Bank for such products or services as of, or within one year before, the Termination Date, or (ii) any prospective customer that the Bank was actively soliciting as of, or within one year before, the Termination Date.

     (d) While the Employee is employed by the Employers and for a period of two years commencing on the Termination Date, the Employee shall not solicit any person who is then employed by the Company, the Bank or any subsidiary of either of them, or who within 90 days before the Termination Date had been so employed, to leave such employment or to become employed by any person or entity other than the Company, the Bank or any such subsidiary.

     (e) The  Employee  acknowledges  that the  restrictions  contained  in this
Section 9 are reasonable and necessary to protect the business and interests of the Employers and that any violation of these restrictions would cause substantial irreparable injury. Accordingly, the Employee agrees that a remedy at law for any breach of the foregoing covenants would be inadequate and that the Employers, in addition to any other remedies available, shall be entitled to obtain preliminary and permanent injunctive relief to secure specific performance of such covenants and to prevent a breach or contemplated breach of this Section without the necessity of proving actual damage. The Employee will provide the Employers a full accounting of all proceeds and profits received by the Employee as a result of or in connection with a breach of this Section. Unless prohibited by law, the Employers shall have the right to retain any amounts otherwise payable to the Employee to satisfy any obligations of the Employee as a result of any breach of this Section. The Employee hereby agrees to indemnify and hold harmless the Employers from and against any costs and expenses incurred by the Employers as a result of any breach of this Section by the Employee and in enforcing and preserving the Employers' rights under this Section.

     10. NO  ASSIGNMENTS.  This  Agreement  is  personal  to each of the parties
         ----------------
hereto. No party may assign or delegate any rights or obligations hereunder without first obtaining the written consent of the other party hereto. However, in the event of the death of the Employee all rights to receive payments hereunder shall become rights of the Employee's estate.

     11. OTHER CONTRACTS. Except for reasonable periods of absence as set out in
         ----------------
Section 6 hereof, the Employee shall devote such time and effort to the businesses of the Employers as may reasonably be required by the nature of his offices with the Employers and shall not engage in conduct or management of any other business without the prior written approval of the Employers; provided, that he shall not be deemed to be engaged in the conduct or management of such other business merely (i) by reason of having an investment therein or (ii) with the prior written approval of the Employers, by being a member of the board of directors of another corporation, so long as such corporation shall not be a commercial bank, trust company, bank holding company or other financial institution. The Employee shall not, during the term of this Agreement, have any other paid employment other than with a subsidiary of the Company, except with the prior approval of the Boards.

     12. PRIOR AGREEMENT  SUPERSEDED;  ENTIRE AGREEMENT;  AMENDMENTS.  The Prior
         ------------------------------------------------------------
Agreement is hereby replaced and superseded and the Prior Agreement shall be of no further force or effect after the date of this Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters contemplated herein, and it supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. No amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed and delivered by the party against whom enforcement of the amendment, modification, or discharge is sought.

     13.  SECTION  HEADINGS.  The section  headings  used in this  Agreement are
          ------------------
included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     14.  SEVERABILITY.  The  provisions  of  this  Agreement  shall  be  deemed
          -------------
severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     15.  GOVERNING  LAW.  This  Agreement  shall be governed by the laws of the
          ---------------
United States to the extent applicable and otherwise by the laws of the State of Connecticut, excluding the choice of law rules thereof.

     16.   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
           -------------
counterparts, for the convenience of the parties, but all such counterparts shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, or caused this Agreement to be duly executed on their behalf, as of the date and year first above written.



Attest:                                     BRIDGE BANCORP, INC.


/s/ Michael P. Kochanasz                     By  /s/ Raymond Wesnofske
--------------------------------               -------------------------------
Michael P. Kochanasz                             Raymond Wesnofske
Secretary                                    Its:  Chariman
                                                  ----------------------------


Attest:                                     BRIDGEHAMPTON NATIONAL BANK

/s/ Michael P. Kochanasz                     By  /s/ Raymond Wesnofske
--------------------------------               -------------------------------
Michael P. Kochanasz                             Raymond Wesnofske
Secretary                                    Its:  Chariman
                                                  ----------------------------

                                            EMPLOYEE

                                            /s/ Thomas J. Tobin
                                            ----------------------------------
                                            Thomas J. Tobin